UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August13, 2019

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	VBTX	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Veritex Holdings, Inc. (“Veritex” or the “Company”) today reported that C. Malcolm Holland, III, Chairman of the Board of Directors and Chief Executive Officer, and Manuel J. Mehos, a director, entered into trading plans (collectively, the “Plans”) in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Plans became effective on June 21, 2019 and August 10, 2019, respectively, during the Company’s open trading window, and will expire on or before June 21, 2021 and August 1, 2021, respectively.
Mr. Holland and Mr. Mehos entered into the Plans to allow for an orderly sale of their vested shares and securities of the Company as part of their personal long-term financial planning.
Mr. Holland’s Plan provides for the sale of an aggregate of 10,000 vested shares over approximately 12 months. Mr. Mehos’s Plan provides for the sale of an aggregate of 44,400 vested shares and securities of the Company over approximately 12 months.
Mr. Holland and Mr. Mehos continue to hold a significant number of shares, well exceeding all Company guidelines for share ownership. Any transactions under the Plans will be publicly reported through Form 4 filings with the Securities and Exchange Commission.
Other officers or directors of the Company may, in the future, enter into Rule 10b5-1 trading plans related to the Company’s securities. The Company undertakes no obligation to report Rule 10b5-1 trading plans adopted by any of its officers or directors, or to report any modifications or terminations of any publicly announced plans, except to the extent required by law.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.
By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date: August 13, 2019